0 Investor Presentation RBC Capital Markets’ 2013 MLP Conference November 2013

1 Cautionary Statements This presentation contains forward-looking statements and information. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2012 Annual Report on Form 10-K. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others: • the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities; • competitive conditions in our industry and the extent and success of producers replacing declining production and our success in obtaining new sources of supply; • industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers; • our dependence upon a relatively limited number of customers for a significant portion of our revenues; • actions taken or inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; • our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers; • our ability to produce and market NGLs at the anticipated differential to NGL index pricing; • our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs; • our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects; • our ability to consummate acquisitions, integrate the acquired businesses successfully, realize anticipated cost savings and other synergies from any such acquisitions; • our ability to manage over time changing exposure to commodity price risk; • the effectiveness of our hedging activities or our decisions not to undertake hedging activities; • our access to financing and ability to remain in compliance with our financing covenants; • our ability to generate sufficient operating cash flow to fund our minimum quarterly distribution; • changes in general economic conditions; • the effects of downtime associated with our assets or the assets of third parties interconnected with our systems; • operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control; • the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair; • the effects of laws and governmental regulations and policies; • the effects of existing and future litigation; and • other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, or affect our ability to maintain distribution levels, or access necessary financial markets, or cause a significant reduction in the market price of our common units. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

2 Southcross Overview Alabama and Mississippi • Traditional Gathering and Processing MLP • Integrated business from gathering through NGL fractionation • Proven ability to develop organic projects and complete acquisitions • Low commodity price sensitivity • Future growth opportunities from strategic Eagle Ford shale position Key Operating Data 4,800 27,300 As of 6/30/2012 Current Fractionation Capacity (Bbl/d) 2,590 2,740 As of 6/30/2012 Current Pipeline (miles) 185 385 As of 6/30/2012 Current Processing Capacity (MMcf/d) South Texas and Eagle Ford

3 Southcross History 2009 Acquired core assets 2010 Expanded Gregory processing plant Built and acquired two pipeline assets 2011 Won anchor contracts for Eagle Ford expansion Completed Enterprise Alabama acquisition  Initiated construction of new processing and fractionation facilities 2012 Completed Woodsboro processing plant Completed Bonnie View fractionator Completed IPO 2013 Completed expansion of Bonnie View fractionator Completed Bee Line pipeline  Initiated pipeline construction for westward expansion

4 Strategically Located Asset Base Proven Ability to Develop Projects and Complete Acquisitions Integrated Midstream Value Chain in South Texas Direct Access to Attractive Lower Gulf Coast NGL and Residue Gas Markets Significant, Highly- Visible Growth Opportunities Top-Tier Management Team Southcross is a traditional MLP with an integrated midstream value chain and assets leveraged to the growing Eagle Ford shale Investment Highlights

5 Source: Drillinginfo Strategically Located Asset Base  Top liquids producing shale in world  Capital spending in the Eagle Ford could surpass $120 billion in four years Source: Wood Mackenzie Eagle Ford Shale Expected to Comprise Over One-Quarter of 2013 Spending in US Lower 48 Eagle Ford Production Forecast 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2009 2010 2011 2012 2013 2014 2015 2016 P ro d u cti o n ( M M c f/ d ) Gas NGLSource: Wood Mackenzie Eagle Ford Spending $28b $100b+ 2013 Upstream Spending Source: Railroad Commission of Texas Production Query System (PDQ) 8 months 11 months

6 Track Record of Growth Pipeline Additions Plant Additions Acquisitions • McMullen Pipeline (2011) • Moselle Pipeline (2011) • Bee Line Pipeline (2012) • Karnes Extension (2013) • McMullen Lateral (2013) • Woodsboro Processing Plant (2012) • Bonnie View Fractionator (2013) • Enterprise Alabama (2011) • Tennessee Pipeline Assets (2011) • Monco Pipeline System (2012) Proven Ability to Develop Projects and Complete Acquisitions

7 Integrated Midstream Value Chain Competitive Advantages Southcross Services • Natural gas gathering, processing, treating, compression and transportation • NGL fractionation and transportation • Source, purchase, transport and sell natural gas and NGLs • Location • Proximate to prolific Eagle Ford shale production • Access to Gulf Coast petrochemical infrastructure • Integrated Midstream Model • Gathering, processing and fractionation • Ability to avoid Mt. Belvieu transportation • Connection to gas and purity NGL markets

8 2013E 2016E Normal Butane Exports Propane Exports 2013E 2017E Other US Demand Gulf Coast Demand Growing NGL Markets United States NGL Growth (Millions of Bbls/d) Source: Wells Fargo NGL Snapshot – October 2013 The U.S. is Now the Top Propane Exporter Source: HIS Ethane Demand NGL Export Demand 1,149 1,768 325 661 0 10 20 30 40 50 60 70 P ro p an e E xp o rts ( M b ls ) Due to Advantageous Price Differentials Versus International Markets Source: BofA Merrill Lynch Global Research, HIS, Bloomberg

Growing Downstream NGL Business



Conroe
Houston
San Antonio
Texas
Woodsboro
Bonnie View
Gregory
Corpus Christi
Gulf Of Mexico
Processing Plant
Fractionator
Pipeline System
Proposed Export Corridors
Expanding Petrochemical Facilities
Formosa
Dow Freeport
CP Chem
OxyChem (Ingleside)
Lyondell Basell

- Southcross has advantaged footprint in expanding Gulf Coast petrochemical infrastructure and NGL markets
- Southcross presence in end-use NGL markets provides attractive pricing and market outlets
- NGL export terminals near Corpus Christi are in progress
- Vast majority of North American ethane cracking is on the Gulf Coast and is expanding
- OxyChem has announced plans to build a 1.2 billion-pound per year capacity ethylene cracker in Ingleside, TX

9

10  Multiple gas sale outlets, including Southcross’ direct connections to industrial markets  Diverse market outlets are an advantage in attracting producer contracts  Local markets provide incremental downstream margins  Significant dry and residue gas supply for expansions  Well positioned to transport future Eagle Ford gas to markets, including export markets in Mexico Attractive Residue and Dry Gas Downstream Competitive Advantages of Dry Gas System Agua Dulce Hub Woodsboro Corpus Christi Processing Plant Fractionator Southcross Dry Gas System Southcross Wet Gas System Bonnie View Gregory Pipelines 18% Direct end-use customers Focus on End-Use Markets Q3 2013 Southcross South Texas Gas Sales by Market (MMBtu/d) 82%

11 Expansion of Southcross Eagle Ford Footprint PROPANE OUTLET New propane pipeline connecting Bonnie View fractionator to additional pipeline. Southcross has contracted for construction management services and commenced the process of route selection for westward expansion of its pipeline system PIPELINE COMPLETON New 9.5-mile,16-inch pipeline that extends Bee Line pipeline further into Karnes County. NEW GAS SUPPLY New 3.5-mile pipeline addition to Southcross’ McMullen County system to access new gas supply. WESTWARD EXPANSION Proposed new 90-mile pipeline addition to access western Eagle Ford.

12 Operations Update Realized NGL Price On-Spec Product as a % of Total NGL Sales NGL Barrels Sold per Day Processed Gas Volumes (MMbtu/d) >

13 Commodity Sensitive Typical Southcross Gas Supply Contract Significant portion of gross margin is non-commodity price sensitive Processing Uplift Gathering Transportation Processing Fractionation Fixed-Fee or Equivalent South Texas Contract Structure 2013 YTD Gross Margin 82% Fixed-Fee or Equivalent 18% Commodity Sensitive • Fixed-fees on services • Fixed spreads on purchases and sales of NGLs and residue gas • Equity NGL barrels from processing recoveries in excess of fixed producer payments

14 Attractive Contract Structure and Customer Base Minimum Volume Commitments 52% Acreage Dedication 14% Captive Volumes 23% Other 11% Minimum volume commitments, acreage dedications and captive volumes provide a solid base of gas supply for Southcross’ South Texas processing volumes Southcross South Texas gas supply as of 3Q 2013

15 Alabama  Primarily fixed-fee compression and transportation services  100% non-commodity price sensitive margins  Deliveries to end-users and interstate pipelines  Acquired Enterprise Alabama in September 2011  519 miles of pipeline  Approximate average throughput of 106 MMcf/d (1) Alabama & Mississippi Mississippi Alabama Mississippi  Primarily end-use customer margins from gas deliveries to on-system users and transportation fees  100% non-commodity price sensitive margins  Largest intrastate pipeline system in the state  626 miles of pipeline  Approximate average throughput of 96 MMcf/d(1) (1) Three month period ended 9/30/13. Interconnect Compressor Interconnect Compressor

16 2013 Adjusted EBITDA Growth(1) $0 $2 $4 $6 $8 $10 $12 $14 $16 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 E ($MM) Adjusted EBITDA Guidance of $14 million for Q4 2013 (1) For definition of Adjusted EBITDA see “Non-GAAP Measures”

17 Positioned For Growth Focus on increasing profits and distributable cash flow Expand downstream business Filling current processing capacity Building new capacity as Eagle Ford grows Strengthen foundation for future growth

18 Southcross Investment Summary • Strategically located asset base leveraged to Eagle Ford shale growth • Proven ability to develop projects and complete acquisitions • Integrated midstream assets from gathering through NGLs in South Texas • Significant and highly visible growth opportunities in the Eagle Ford shale • Leveraged to increasing opportunities in downstream NGL and residue natural gas business in the lower Gulf Coast • Filling existing capacity of assets provides near-term growth opportunity

19 Southcross’ Fact Sheet NYSE Ticker SXE Total Units 24.5 million units(1)(2) Unit Price $19.62(2) Market Capitalization $481 million(2) Debt at September 30, 2013 $259 million Quarterly Distribution $0.40 per unit ($1.60 per unit on an annualized basis) Current Yield 8.2%(2) (2) As of 11/19/13. (1) Excludes 1.77 million convertible preferred units and GP units.

20 Non-GAAP Measures We believe that Adjusted EBITDA is a widely accepted financial indicator of our operational performance and our ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA is not a measure calculated in accordance with GAAP. We define Adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges such as non-cash equity compensation and unrealized losses on derivative contracts, and selected charges and transaction costs that are unusual or non-recurring, less interest income, income tax benefit, unrealized gains on derivative contracts and selected gains that are unusual or non-recurring. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess: • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; • operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and • the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities. Non-GAAP Financial Measures We believe that the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition, results of operations, and cash flows from operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in our industry, our definition of this non-GAAP financial measure may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

21 Reconciliation to Adjusted EBITDA Three Months Ended September 30, 2013 Reconciliation of net loss to Adjusted EBITDA: Net loss $ (4,069) Add: Depreciation and amortization expense 9,447 Interest expense, net 3,587 Unit-based compensation 552 Income tax expense 125 Other, net 20 Adjusted EBITDA $ 9,662